                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   ----------
                                    FORM T-1

                            STATEMENT OF ELIGIBILITY
             UNDER THE TRUST INDENTURE ACT OF 1939, AS AMENDED, OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                               SECTION 305 (b) (2)


                           ---------------------------

                        IBJ SCHRODER BANK & TRUST COMPANY
               (EXACT NAME OF TRUSTEE AS SPECIFIED IN ITS CHARTER)

     New York                                              13-5375195
(State of Incorporation                                   (I.R.S.Employer
if not a U.S. national bank)                               Identification No.)

One State Street, New York, New York                          10004
(Address of principal executive offices)                    (Zip code)

                    Alfred Bonanno, Assistant Vice President
                        IBJ Schroder Bank & Trust Company
                                One State Street
                            New York, New York 10004
                                 (212) 858-2000
            (Name, Address and Telephone Number of Agent for Service)

                              NEVADA POWER COMPANY
               (Exact name of obligor as specified in its charter)

          Nevada                                            88-0045330
(State or jurisdiction of                              (I.R.S. Employer
incorporation or organization)                          Identification No.)

6226 West Sahara Avenue
Las Vegas, Nevada                                             89146
(Address of principal executive office)                     (Zip code)

GUARANTEE OF % NVP CAPITAL III TRUST ISSUED PREFERRED SECURITIES BY NEVADA POWER
                                     COMPANY

                              (Title of Securities)

                        ---------------------------------

Item 1.           General information

                  Furnish the following information as to the trustee:

                  (a) Name and address of each examining or supervising authority to which it is subject.

                        New York State Banking Department
                        Two Rector Street
                        New York, New York

                        Federal Deposit Insurance Corporation
                        Washington, D.C.

                        Federal Reserve Bank of New York Second District 33 Liberty Street
                        New York, New York

                  (b) Whether it is authorized to exercise corporate trust powers.

                           Yes

Item 2.           Affiliations with the Obligor.

                  If the obligor is an affiliate of the trustee, describe each such affiliation.

                  The obligor is not an affiliate of the trustee.

Item 3.           Voting securities of the trustee.

                  Furnish the following information as to each class of voting securities of the trustee:

                                    As of September 10, 1998


---------------------------------------------------------------------------------

                  Col. A                                         Col. B
                 Title of class                             Amount Outstanding
---------------------------------------------------------------------------------


                                 Not Applicable


Item 4.           Trusteeships under other indentures.

                  If the trustee is a trustee under another indenture under which any other securities, or certificates of interest or participation in any other securities, of the obligor are outstanding, furnish the following information:

                  (a) Title of the securities outstanding under each such other indenture

                                Not Applicable

                  (b) A brief statement of the facts relied upon as a basis for the claim that no conflicting interest within the meaning of Section 310
                           (b) (1) of the Act arises as a result of the trusteeship under any such other indenture, including a statement as to how the indenture securities will rank as compared with the securities issued under such other indenture.


Item 5. Interlocking directorates and similar relationships with the obligor or underwriters.

                  If the trustee or any of the directors or executive officers of the trustee is a director, officer, partner, employee, appointee, or representative of the obligor or of any underwriter for the obligor, identify each such person having any such connection and state the nature of each such connection.

                                         Not Applicable

Item 6. Voting securities of the trustee owned by the obligor or its officials.

                  Furnish the following information as to the voting securities of the trustee owned beneficially by the obligor and each director, partner, and executive officer of the obligor:

                                    As of September 10, 1998


--------------------------------------------------------------------------------

   Col. A            Col. B               Col. C                  Col. D
Name of Owner     Title of class       Amount owned           Percent of voting
                                       beneficially           securities
                                                              represented by
                                                              amount given in
                                                              Col. C


-----------      -------------         ------------           -----------------
--------------------------------------------------------------------------------

                                    Not Applicable


Item 7. Voting securities of the trustee owned by underwriters or their officials.

                  Furnish the following information as to the voting securities of the trustee owned beneficially by each underwriter for the obligor and each director, partner and executive officer of each such underwriter:

                            As of September 10, 1998



--------------------------------------------------------------------------------

   Col. A            Col. B               Col. C                   Col. D
Name of Owner    Title of class        Amount owned           Percent of voting
                                       beneficially           securities
                                                              represented by
                                                              amount given in
                                                              Col. C



-----------      -------------         ------------           -----------------
--------------------------------------------------------------------------------


                                   Not Applicable



Item 8.           Securities of the obligor owned or held by the trustee

                  Furnish the following information as to securities of the obligor owned beneficially or held as collateral security for obligations in default by the trustee:

                               As of September 10, 1998


--------------------------------------------------------------------------------

   Col. A            Col. B               Col. C                  Col. D
Name of Owner    Title of class        Amount owned           Percent of voting
                                       beneficially or        securities
                                       held as                represented by
                                       collateral             amount given in
                                       security for           Col. C
                                       obligations in
                                       default


-----------      -------------         ------------           -----------------
--------------------------------------------------------------------------------

                                  Not Applicable


Item 9.           Securities of underwriters owned or held by the trustee.

                  If the trustee owns beneficially or holds as collateral security for obligations in default any securities of an underwriter for the obligor, furnish the following information as to each class of securities of such underwriter any of which are so owned or held by the trustee:

                             As of September 10, 1998



--------------------------------------------------------------------------------
   Col. A            Col. B               Col. C                   Col. D
Name of Owner    Title of class        Amount owned           Percent of voting
                                       beneficially or        securities
                                       held as                represented by
                                       collateral             amount given in
                                       security for           Col. C
                                       obligations in
                                       default



-----------      -------------         ------------           -----------------
--------------------------------------------------------------------------------

                                Not Applicable


Item 10. Ownership or holdings by the trustee of voting securities of certain affiliates or security holders of the obligor.

                  If the trustee owns beneficially or holds as collateral security for obligations in default voting securities of a person who, to the knowledge of the trustee (1) owns 10 percent or more of the voting securities of the obligor or (2) is an affiliate, other than a subsidiary, of the obligor, furnish the following information as to the voting securities of such person:

                           As of September 10, 1998


--------------------------------------------------------------------------------
   Col. A            Col. B               Col. C                   Col. D
Name of Owner    Title of class        Amount owned           Percent of voting
                                       beneficially or        securities
                                       held as                represented by
                                       collateral             amount given in
                                       security for           Col. C
                                       obligations in
                                       default



-----------      -------------         ------------           -----------------
--------------------------------------------------------------------------------

                               Not Applicable


Item 11. Ownership or holdings by the trustee of any securities of a person owning 50 percent or more of the voting securities of the obligor.

                  If the trustee owns beneficially or holds as collateral security for obligations in default any securities of a person who, to the knowledge of the trustee, owns 50 percent or more of the voting securities of the obligor, furnish the following information as to each class of securities of such any of which are so owned or held by the trustee:

                            As of September 10, 1998

-------------------------------------------------------------------------------
      Col. A                        Col. B                         Col. C
Nature of Indebtedness        Amount Outstanding                  Date Due

----------------------       --------------------              ------------
-------------------------------------------------------------------------------

                                Not Applicable


Item 12.          Indebtedness of the Obligor to the Trustee.

                  Except as noted in the instructions, if the obligor is indebted to the trustee, furnish the following information:

                            As of September 10, 1998


--------------------------------------------------------------------------------
   Col. A            Col. B               Col. C                   Col. D
Name of Owner    Title of class        Amount owned           Percent of voting
                                       beneficially or        securities
                                       held as                represented by
                                       collateral             amount given in
                                       security for           Col. C
                                       obligations in
                                       default



-----------      -------------         ------------           -----------------
--------------------------------------------------------------------------------

                             Not Applicable


Item 13.          Defaults by the Obligor.

                  (a) State whether there is or has been a default with respect to the securities under this indenture. Explain the nature of any such default.

                             Not Applicable

                  (b) If the trustee is a trustee under another indenture under which any other securities, or certificates of interest or participation in any other securities, of the obligor are outstanding, or is trustee for more than one outstanding series of securities under the indenture, state whether there has been a default under any such indenture or series, identify the indenture or series affected, and explain the nature of any such default.

                             Not Applicable

Item 14.          Affiliations with the Underwriters

                  If any underwriter is an affiliate of the trustee, describe each such affiliation.

                             Not Applicable

Item 15.          Foreign Trustees.

                  Identify the order or rule pursuant to which the foreign trustee is authorized to act as sole trustee under indentures qualified or to be qualified under the Act.

                             Not Applicable

Item 16.          List of Exhibits.

                  List below all exhibits filed as part of this statement of eligibility.

                  *1. A copy of the Charter of IBJ Schroder Bank & Trust Company as amended to date. (See Exhibit 1A to Form T-1, Securities and Exchange Commission File No.

                           22-18460).

                  *2. A copy of the Certificate of Authority of the Trustee to Commence Business (Included in Exhibit I above).

                  *3. A copy of the Authorization of the Trustee, as amended to date (See Exhibit 4 to Form T-1, Securities and Exchange Commission File No. 22-19146).

                  *4. A copy of the existing By-Laws of the Trustee, as amended to date (See Exhibit 4 to Form T-1, Securities and Exchange Commission File No. 22-19146).

                  5. A copy of each Indenture referred to in Item 4, if the Obligor is in default. Not Applicable.

                  6. The consent of the United States institutional trustee required by Section 321(b) of the Act.

                  7. A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority.

* The Exhibits thus designated are incorporated herein by reference as exhibits hereto. Following the description of such Exhibits is a reference to the copy of the Exhibit heretofore filed with the Securities and Exchange Commission, to which there have been no amendments or changes.

                                    NOTE

         In answering any item in this Statement of Eligibility which relates to matters peculiarly within the knowledge of the obligor and its directors or officers, the trustee has relied upon information furnished to it by the obligor.

         Inasmuch as this Form T-1 is filed prior to the ascertainment by the trustee of all facts on which to base responsive answers to Item 2, the answer to said Item are based on incomplete information.

         Item 2, may, however, be considered as correct unless amended by an amendment to this Form T-1.

         Pursuant to General Instruction B, the trustee has responded to Items 1, 2 and 16 of this form since to the best knowledge of the trustee as indicated in Item 13, the obligor is not in default under any indenture under which the applicant is trustee.

                                  SIGNATURE

                  Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the trustee, IBJ Schroder Bank & Trust Company, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York, and State of New York, on the 10th day of September, 1998.



                                         IBJ SCHRODER BANK & TRUST COMPANY


                                         By:       /s/Alfred Bonanno
                                                  ------------------------------
                                                      Alfred Bonanno
                                                      Assistant Vice President

                                   EXHIBIT 6

                               CONSENT OF TRUSTEE

Pursuant to the requirements of Section 321(b) of the Trust Indenture Act of 1939, as amended, in connection with the proposed issue by Nevada Power Company of its Guarantee of Common NVP Capital III Securities, we hereby consent that reports of examinations by Federal, State, Territorial, or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon request therefor.


                                    IBJ SCHRODER BANK & TRUST COMPANY



                                    By:      /s/ Alfred Bonanno
                                             ---------------------------------
                                                      Alfred Bonanno
                                                      Assistant Vice President






Dated:   September 10, 1998